SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                    FOOTSTAR
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

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         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

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


                                 [FOOTSTAR LOGO]

                   933 MACARTHUR BOULEVARD, MAHWAH, N.J. 07430

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ----------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Footstar, Inc., a Delaware corporation (the "Corporation"), will be held at the offices of the Corporation's headquarters at 933 MacArthur Boulevard, Mahwah, New Jersey 07430, on Tuesday, May 20, 1997, at 9:00 A.M. local time, for the following purposes:

     1.   To elect two directors to hold office for a term expiring in 2000;

     2. To consider and vote upon a proposal to approve the Corporation's 1996 Incentive Compensation Plan;

     3. To consider and vote upon a proposal to approve the Corporation's Associate Stock Purchase Plan;

     4. To ratify the appointment of KPMG Peat Marwick LLP as the Corporation's auditors; and

     5. To consider and transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     Stockholders of record at the close of business on April 1, 1997 are entitled to notice of and to vote at the Annual Meeting or at any postponements or adjournments thereof.


                                        By order of the Board of Directors.


                                        MAUREEN RICHARDS
                                        Vice President and Secretary


  Mahwah, New Jersey
  Dated: April 11, 1997

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                 [FOOTSTAR LOGO]

                                ----------------

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 20, 1997

                                ----------------

                                 PROXY STATEMENT

     This Proxy Statement is being furnished to the stockholders of Footstar, Inc., a Delaware corporation ("Footstar" or the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation (the "Board") for use at the first Annual Meeting of Stockholders of the Corporation to be held on Tuesday, May 20, 1997, at 9:00 A.M. local time, at the offices of the Corporation, 933 MacArthur Boulevard, Mahwah, New Jersey 07430, and at any and all postponements or adjournments thereof (the "Meeting"). At the Meeting, stockholders of the Corporation are being asked to consider and vote on
(1) the election of two directors to hold office for a term expiring in 2000;
(2) a proposal to approve the Corporation's 1996 Incentive Compensation Plan (the "1996 ICP"); (3) a proposal to approve the Corporation's Associate Stock Purchase Plan (the "ASPP"); and (4) the ratification of the appointment of KPMG Peat Marwick LLP as the Corporation's auditors.

     This is the first solicitation by the Corporation of proxies for an annual meeting of stockholders. Prior to October 12, 1996, the Corporation was a wholly-owned subsidiary of Melville Corporation ("Melville"), which subsequently became a wholly-owned subsidiary of CVS Corporation ("CVS"). As part of its restructuring plan, Melville divested its ownership interest in Footstar by means of a tax-free distribution (the "Distribution") to its stockholders on October 12, 1996 of all of the outstanding shares of Common Stock, par value $0.01 per share of Footstar (the "Common Stock"). As a result of the Distribution, Footstar became a separate, publicly held corporation.

     This Proxy Statement, Notice of Meeting and accompanying proxy are first being mailed to stockholders of Footstar on or about April 11, 1997.

                                     GENERAL

     The holders of shares of Common Stock of record at the close of business on April 1, 1997 are entitled to vote such shares at the Meeting. On April 1, 1997, there were outstanding 30,533,883 shares of Common Stock. The presence in person or by proxy of the holders of a majority of the shares outstanding on the record date is necessary to constitute a quorum for the transaction of business.

     Each stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock held as of the record date on each matter to be voted on at the Meeting. Directors are elected by the affirmative vote of a plurality of the votes cast at the Meeting. The proposals to approve the 1996 ICP, to approve the ASPP and to ratify the appointment of the auditors each requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote.

     Proxies for shares marked "abstain" on a matter will be considered to be represented at the Meeting, but not voted for such purposes. Broker non-votes, that is, shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters, will be considered to be represented at the Meeting but will be considered to be voted only as to those matters actually voted on.

     Shares of Common Stock represented by a proxy received in time for the Meeting and properly executed will be voted as specified in the proxy, unless the proxy has previously been revoked. Unless contrary instructions are given in the proxy, it will be voted by the persons designated in the proxy for the election of the Board's nominees for director, for approval of the 1996 ICP, for approval of the ASPP, for ratification of the appointment of KPMG Peat Marwick LLP as the Corporation's auditors and, with respect to any other matters properly submitted to stockholders at the Meeting, as recommended by the Board or, if no such recommendation is given, in their discretion.

     A proxy may be revoked by filing with the Secretary of the Corporation, prior to the exercise of such proxy, either a written revocation of that proxy or a new proxy bearing a later date. A proxy may also be revoked by filing a written notice of revocation with the Secretary of the Meeting prior to the voting of the proxy. The presence of a stockholder at the Meeting will not in itself constitute revocation of a proxy.

     This proxy solicitation is being made on behalf of the Corporation and the expense of preparing, printing and mailing this Proxy Statement and proxy is being paid by the Corporation. The Corporation has retained Morrow & Co. to assist it in the solicitation of proxies for a fee of $4,500 plus out-of-pocket expenses. In addition, solicitations may be made in person or by mail, telephone, telegraph or telefax, by the directors, officers and regularly engaged employees of the Corporation, without extra compensation. The Corporation will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of Common Stock.

                                  PROPOSAL 1

                            ELECTION OF DIRECTORS

      General. The Board of Directors currently consists of seven members and is divided into three classes of approximately equal size. Directors are generally elected for three-year terms on a staggered term basis, so that the term of office of one class will expire each year and the terms of office of the other classes will extend for additional periods of one and two years, respectively. This year's nominees each have been nominated to serve for a three-year term expiring in the year 2000. The Corporation has inquired of each nominee and determined that he will serve if elected.

      The names of the nominees for election, the directors whose terms extend beyond the Meeting and certain information about each of them are set forth in the tables below. The Board of Directors recommends that stockholders vote "FOR" the Corporation's nominees for director.




            TABLE I--NOMINEES FOR ELECTION AT THE 1997 ANNUAL MEETING

Name, Age and                                                                Director    Term
Position with Footstar     Principal Occupation During Past Five Years        Since    Expiring
----------------------     -------------------------------------------       --------  --------
J.M. Robinson, 51 ........ Chairman of the Board, Chief                       3/1996     2000
                             Executive Officer and President of
                             the Corporation. Prior to the
                             Distribution, Mr. Robinson was
                             President and Chief Executive
                             Officer of the Meldisco division of Melville.

Stanley P. Goldstein, 62 . Chairman and Chief Executive                       3/1996     2000
                             Officer of CVS and formerly of
                             Melville. He also served as
                             President of Melville from January
                             1987 to January 1994. Mr.
                             Goldstein also serves as a
                             director of NYNEX and Linens 'n
                             Things, Inc.

     TABLE II--DIRECTORS WHOSE TERMS CONTINUE BEYOND THIS ANNUAL MEETING

Name, Age and                                                                Director    Term
Position with Footstar     Principal Occupation During Past Five Years        Since    Expiring
----------------------     -------------------------------------------       --------  --------
George S. Day, 59 .......  Geoffrey G. Boisi Professor and                   10/1996     1999
                             Director of Huntsman Center for
                             Global Competition and Innovation
                             at The Wharton School, University
                             of Pennsylvania; consultant to
                             corporations including AT&T,
                             Eastman Kodak, General Electric,
                             Northern Telecom and IBM Corporation.

Terry R. Lautenbach, 58 .  Director of CVS and a member of                   10/1996      1998
                             its Executive Committee. A retired
                             Senior Vice President of IBM
                             Corporation, Mr. Lautenbach is
                             currently a director of Air
                             Products Corp. and Varian
                             Associates, Inc., and a Trustee of
                             Loomis-Sayles Mutual Funds.

Bettye Martin Musham, 64   President and Chief Executive                     10/1996      1999
                             Officer of Gear Holdings, Inc.,
                             which she co-founded in 1977. Ms.
                             Martin Musham is also a director
                             of Brunswick Corporation,
                             Consolidated Communications, Inc.,
                             Peace Links and the World Service
                             Council of the YMCA of the USA.

Kenneth S. Olshan, 64 ...  Chairman and Chief Executive                      10/1996      1999
                             Officer of Wells Rich Greene BDDP
                             until October 1995. He currently
                             serves on the Creative Review
                             Board of the Advertising Council
                             and the boards of the Central Park
                             Conservatory, the National
                             Multiple Sclerosis Foundation and
                             Polytechnic University.
M. Cabell Woodward,
  Jr., 68 ...............  Director of CVS and Chairman of                   10/1996      1998
                             its Executive Committee. A retired
                             Vice Chairman, Chief Financial
                             Officer and Director of ITT
                             Corporation, Mr. Woodward is
                             currently a director of The Black
                             & Decker Corporation and a Trustee
                             of a management investment company
                             sponsored by Paine Webber.

     Committees of the Board of Directors. The Board of Directors held two meetings in 1996. Prior to the Distribution, there were no committees of the Board of Directors. The Board has established an Audit Committee, a Nominating Committee and a Compensation Committee.

     The Audit Committee held two meetings during 1996. The main purpose of the Audit Committee is the oversight of the financial reporting process, the system of internal controls and the audit process. The duties of the Audit Committee, among others, are (i) to consider the adequacy of the accounting and internal control systems, (ii) to oversee the audit function, (iii)to review annual consolidated financial statements, (iv) to institute, direct and supervise special investigations, (v) to recommend to the Board the appointment of independent auditors, (vi) to review non-audit services provided by the independent auditors, (vii) to review the Corporation's Code of Conduct, including its conflict of interest policy and compliance procedures, and (viii) to report to the Board from time to time and make such recommendations and observations as it sees fit.

     The members of the Audit Committee are:

            George S. Day, Chair
            Kenneth S. Olshan
            M. Cabell Woodward, Jr.

     The Nominating Committee held one meeting during 1996. The duties of the Nominating Committee are (i) to nominate, in concert with the Chairman of the Board of Directors, any new director for election by the Board, (ii) to report annually to the Board an assessment of the Board's performance, (iii) to review with the Board the criteria it believes appropriate for Board membership and
(iv) to recommend to the Board guidelines on corporate governance. The Corporation's Bylaws establish an advance written notice procedure for stockholders seeking to nominate candidates for election as directors at any annual meeting of stockholders. See "Stockholder Proposals and Nominations for the 1998 Meeting," below. Alternatively, the Nominating Committee will consider nominating persons recommended to the Committee by stockholders; the Committee, however, does not have any formal procedure to be followed by stockholders in submitting such recommendations.

     The members of the Nominating Committee are:

            Kenneth S. Olshan, Chair
            Stanley P. Goldstein
            Bettye Martin Musham

     The Compensation Committee held two meetings during 1996. The duties of the Compensation Committee are (i) to establish policies governing, and to implement, administer and interpret all aspects of, compensation of all officers and other key executives of the Corporation and its subsidiaries whose base salaries are $150,000 or greater, and other employees designated by the Committee as key executives of the Corporation and its subsidiaries, (ii) to have the same responsibilities with respect to compensation of non-employee directors, except that determinations and actions which are non-ministerial are subject to approval of the full Board and (iii) in connection with the foregoing, to establish and administer the Corporation's compensation and benefit policies, plans and programs other than health and welfare plans generally available to employees.

     The members of the Compensation Committee are:

            Bettye Martin Musham, Chair
            George S. Day
            Terry R. Lautenbach

           STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as to beneficial ownership of the outstanding Common Stock of the Corporation as of March 3, 1997, by each person known to the Corporation to own beneficially more than 5% of the outstanding Common Stock, by each director and nominee of the Corporation, by each of the named executive officers listed in the Summary Compensation Table (the "Named Officers"), and by all Named Officers and directors of the Corporation as a group. To the Corporation's knowledge, except as otherwise indicated, all persons listed below have sole voting and investment power with respect to such shares.

                                                    Number of
                                                  Common Shares
                                                   Beneficially     percent
      Name of Beneficial Owner                       Owned(1)      of Class
      ------------------------                    -------------    --------
     Directors And Named Officers:
      J.M. Robinson ...........................    73,517(2)           *
      Carlos E. Alberini ......................    26,659(2)           *
      Maureen Richards ........................    12,716(2)           *
      Donald V. Roach .........................    10,437(2)           *
      George S. Day ...........................     2,193(3)           *
      Stanley P. Goldstein ....................    49,434(4)           *
      Terry R. Lautenbach .....................     2,517(3)           *
      Bettye Martin Musham ....................     2,122(3)           *
      Kenneth S. Olshan .......................     2,000(3)           *
      M. Cabell Woodward, Jr. .................     3,273(3)           *
      All Named Officers and Directors as a
        group (10 persons) ....................   184,868(2, 3, 4)     *

     5% Stockholders:
      FMR Corporation,
      Edward C. Johnson, 3d and
      Abigail P. Johnson (5)
       82 Devonshire Stree
       Boston, MA 02109 ....................... 4,628,979            15.2%

      Sasco Capital, Inc. (6)
       10 Sasco Hill Road
       Fairfield, CT 06430 .................... 2,265,953             7.4%
------------
NOTES:

 *  Less than one percent (1%).

(1) Unless otherwise indicated, beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i)by a spouse, minor children or by relatives sharing the same home, (ii)by entities owned or controlled by the named person, and (iii)by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

(2) Of the shares shown, 42,322, 21,088, 12,716 and 9,737 for Mr. Robinson, Mr. Alberini, Ms. Richards and Mr. Roach, respectively, are not owned of record but constitute restricted stock units or deferred shares under the Corporation's Deferred Compensation Plan. A majority of such shares are subject to forfeiture if the executive does not continue to be employed by the Corporation for five years from the grant date.

(3) Of the shares shown 1,000 are shares which the director has the right to receive on April 25, 1997 pursuant to a director stock unit grant and an additional 1,000 are deferred shares which the director has the right to receive at the later of ceasing to be a director or attaining the age of 65. In addition, of the shares shown, 193, 122 and 122 shares for Mr. Day, Mr. Woodward and Ms. Musham, respectively, are not owned of record but constitute deferred shares under the 1996 Non-Employee Director Plan.

(4) Of the shares shown, 5,758 shares are owned by Mr. Goldstein's wife. Mr. Goldstein disclaims beneficial ownership of such shares.

(5) FMR Corp., Edward C. Johnson, 3d and Abigail P. Johnson (collectively, "FMR") filed on February 14, 1997 a statement with the Securities and Exchange Commission (the "SEC" or the "Commission") on Schedule 13G under the Securities Exchange Act of 1934 (the "Exchange Act"), in accordance with Rule 13d-1(b)(ii)(G) of the Exchange Act, disclosing beneficial ownership of greater than 5% of the Corporation's Common Stock. In its Schedule 13G, FMR reported, but disclaimed beneficial ownership of, 28,815 of the shares referenced herein.

(6) Sasco Capital Inc. filed a statement with the SEC dated February 4, 1997 on
    Schedule 13G under the Exchange Act, disclosing beneficial ownership to direct the disposition of 2,265,953 shares of Common Stock and the sole voting power to vote 1,323,879 shares.


                            EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table summarizes all compensation awarded to, earned by or paid to the four named key-policy making officers of the Corporation (the "Named Officers") for all services rendered to the Corporation and its subsidiaries during the Corporation's partial fiscal year ended December 31, 1996, the first year of Footstar's operations as an independent, publicly-held company.




                          SUMMARY COMPENSATION TABLE
                                                                        Long Term Compensation
                                    -------------------               ----------------------------
                                    Annual Compensation                          Awards
                                    -------------------               ----------------------------
         (A)                          (b)       (c)         (d)         (f)             (g)             (h)
                                                                     Restricted/     Number of
                                                                      Deferred       Securities       All Other
                                    Fiscal                              Stock        Underlying        Compen-
Name And Principal Position          Year    Salary ($)   Bonus ($)  Award (S)($)  Options/SARs (#)   sation ($)
---------------------------         ------   ----------   ---------  ------------  ----------------   ----------
J.M. Robinson, Chairman of           1996    600,000(1)    480,000    720,000(2)        120,000         5,400(3)
 the Board, Chief Executive
 Officer and President

Carlos E. Alberini, Senior           1996    160,000(1)    102,400    371,200(2)         60,000         9,475(3)
 Vice President and Chief
 Financial Officer

Maureen Richards, Vice               1996    100,000(1)     56,000    228,000(2)         30,000         5,400(3)
 President, General Counsel
 and Corporate Secretary

Donald V. Roach,                     1996    100,000(1)     48,000    172,731(2)          7,000         7,550(3)
 Vice President and
 Corporate Controller

------------

(1) These figures represent payments for the period beginning on January 1, 1996 and ending on December 31, 1996 for Mr. Robinson, and for the period beginning on July 1, 1996 and ending on December 31, 1996 for the other Named Officers. The annualized 1996 base salaries of Mr. Alberini, Ms. Richards and Mr. Roach were $320,000, $200,000 and $200,000, respectively.

(2) Amounts shown in this column represent the value of shares of Footstar Common Stock underlying restricted stock units and deferred shares granted to the Named Officer in 1996, in each case valued as of the date of the grant. On October 12, 1996, Mr. Robinson, Mr. Alberini, Ms. Richards and Mr. Roach were granted 28,409, 15,152, 9,470 and 7,102 shares of restricted stock units, respectively, with grant date values of $600,000, $320,000, $200,000 and $150,000, respectively. At December 31, 1996, each such officer continued to hold such restricted stock units, which had year-end market values of $706,674, $376,906, $235,566 and $176,662, respectively. Each of the Named Officers deferred a portion of his or her annual incentive bonus earned in respect of the 1996 fiscal year and paid on March 3, 1997. The Corporation matched such deferred bonus amounts with the following grants of deferred shares, (valued at the market value of the Corporation's stock on March 3, 1997): Mr. Robinson 4,637 shares valued at $120,000; Mr. Alberini 1,978 shares valued at $51,200, Ms. Richards 1,082 shares valued at $28,000, and Mr. Roach 878 shares valued at $22,731. These shares generally vest in five(5) years contingent upon continued employment with the Corporation. The restricted stock units and the deferred shares are entitled to any dividends paid on Footstar Common Stock; the Corporation has not paid dividends since the Distribution.

(3) Of these amounts, $3,375 for Mr. Alberini and $1,687 for Mr. Roach represent one-half year's interest (calculated at 6.75% annually) which these executives might otherwise have had to pay on non-interest bearing loans granted by the Corporation. See "Certain Transactions with Related Parties" for additional information regarding Mr. Alberini's loan. The remaining amounts represent the Corporation's contributions under the Corporation's 401(k) Profit Sharing Plan on behalf of the Named Officers.

     Option Grants in Last Fiscal Year. The table below shows information regarding grants of stock options made to the Named Officers during fiscal 1996, all of which were made under the 1996 ICP. The amounts shown for each of the Named Officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten year term of the options, which would result in Common Stock prices of approximately $34.40 and $54.78, respectively. The Corporation is not aware of any model or formula which will determine with reasonable accuracy a present value for stock options. The actual before-tax amount, if any, realized upon the exercise of stock options will depend upon the excess, if any, of the market price of the Corporation's Common Stock over the exercise price per share of Common Stock of the stock option at the time the stock option is exercised. There is no assurance that the hypothetical present values of the stock options reflected in this table will be realized.



                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                                                        Potential Realizable
                                                                                          Value at Assumed
                              Number of     % of Total                                    Annual Rates of Stock
                              Securities   Options/SARs                                  Price Appreciation For
                             Underlying     Granted to    Exercise or                        Option Term ($)
                            Options/SARs   Employees in    Base Price   Expiration     ------------------------
      Name                   Granted (#)   Fiscal Year      ($/sh)         Date            5%             10%
     -----                  ------------   ------------    ----------   ----------     --------       ---------
J.M. Robinson ............   120,000(1)        19.41        21.12        10/23/06      1,593,871      4,039,181
Carlos E. Alberini .......    60,000(1)         9.71        21.12        10/23/06        798,935      2,019,590
Maureen Richards .........    30,000(1)         4.85        21.12        10/23/06        398,466      1,009,795
Donald V. Roach ..........     7,000(1)         1.13        21.12        10/23/06         92,976        235,619

------------
(1) Each option granted vests at the rate of 20% per year over a five year period beginning on the first anniversary of the date of grant.

     Option Exercises And Year-End Option Holdings. The following table shows information regarding option exercises during 1996 as well as 1996 year-end option holdings for each of the Named Officers.



               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                Shares                    Number of Securities       Value of Unexercised
                               Acquired       Value      Underlying Unexercised           In-the-Money
                             on Exercise     Realized   Options/SARs at FY-End (#)   Options/SARs at FY-End
         Name                     (#)          ($)      Exercisable/Unexercisable  Exercisable/Unexercisable
         ----               ------------     --------   -------------------------  -------------------------
J.M. Robinson ............         0            0               0/120,000                 0/450,600
Carlos E. Alberini .......         0            0               0/ 60,000                 0/225,300
Maureen Richards .........         0            0               0/ 30,000                 0/112,650
Donald V. Roach ..........         0            0               0/  7,000                 0/ 26,285

     Supplemental Retirement Plan. The following table indicates the approximate amount of annual retirement income that would be payable under the Supplemental Retirement Plan for Select Senior Management of Footstar, Inc. (the "Supplemental Retirement Plan") to selected executives,including each of the Named Officers, based on various assumptions as to compensation and years of service, assuming benefits are computed under a straight life annuity formula and retirement at age 60. The annual benefit will be reduced by the annualized value of any retirement or deferred profit sharing benefit paid or payable under any other plan maintained by the Corporation (excluding benefits attributable to contributions made by participants), but no other offset for social security or other benefits will be deducted from the amounts shown.

                               PENSION PLAN TABLE

                        Estimated Annual Retirement Benefits Based on Service of
                        --------------------------------------------------------
Compensation            10 YEARS        15 YEARS        20 YEARS       25 YEARS
------------            --------        --------        --------       --------
$  200,000              $ 40,000        $ 60,000        $ 80,000       $100,000
$  400,000              $ 80,000        $120,000        $160,000       $200,000
$  800,000              $160,000        $180,000        $240,000       $300,000
$1,000,000              $200,000        $300,000        $400,000       $500,000
$1,200,000              $240,000        $360,000        $480,000       $600,000

     The Supplemental Retirement Plan is designed to provide competitive retirement benefits to selected executives with at least ten years of credited service. Service is defined as service to the Corporation or its subsidiaries or successors. In recognition of Mr. Robinson's service while an officer of Melville and while covered by Melville's supplemental retirement plan, the Compensation Committee of the Board has credited Mr. Robinson with an additional 15 years of service under Footstar's Supplemental Retirement Plan. The normal retirement benefit commencing at age 60 is equal to 2% of the highest average three consecutive years' base salary plus target annual bonus for the executive in the preceding ten years, multiplied by the number of years of credited service with the Corporation (to a maximum of 25 years). In the case of retirement on or after age 55 but before age 60, a reduced benefit is provided. Except in the event of a change in control (as defined in the Supplemental Retirement Plan) or as provided in the Employment Agreements referred to below, no benefits are payable to an eligible executive who terminates employment prior to age 55 or prior to completing ten years of credited service. Benefits are generally payable in annual installments for the life of the executive, but other forms of payment of equivalent actuarial value may be elected.

     Compensation which may potentially be used to determine benefits for each of the Named Officers covered by the Supplemental Retirement Plan for 1996 equals the respective amounts shown in the Salary column of the Summary Compensation Table, plus the target amount of the Named Officer's annual incentive bonus. The amounts shown in the 1996 Bonus column of the Summary Compensation Table for the Named Officers were 60% greater than those target amounts. As of December 31, 1996, the estimated credited years of service under the Supplemental Retirement Plan for Messrs. Robinson, Alberini and Roach and Ms. Richards were 15, 0, 0 and 0 year(s), respectively. If a covered executive is terminated without "cause" or voluntarily terminates his or her employment for "good reason" (as each such term is defined in the Supplemental Retirement
Plan) contemporaneously with or within two years following a change in control, benefits will be payable in a lump sum equal to the actuarial equivalent of the annual retirement benefit which would have been payable under the Supplemental Retirement Plan had the executive remained employed by the Corporation until the date when he or she would attain 10 years of service (or such later date as the executive would attain age 60), multiplied by a fraction in which the numerator is the executive's actual years of credited service (but not more than 10) and the denominator is 10 (thus reducing the benefit proportionately to the extent the executive's actual years of credited service are less than 10).

     Employment Agreements and Change in Control Agreements. The Corporation has entered into employment agreements (each referred to in this section individually as an "Employment Agreement" and collectively as the "Employment Agreements"), effective on the Distribution, with Mr. Robinson, Mr. Alberini and Ms. Richards, relating to their employment with the Corporation. The Corporation subsequently entered into an agreement with Mr. Roach regarding his rights in the event of a change in control of the Corporation (the "Change in Control Agreement"). The following briefly summarizes the principal terms of the Employment Agreements and the Change in Control Agreement.

     The period of employment under the Employment Agreements extends initially for three years (five years in the case of Mr. Robinson), subject to automatic one-year extensions at the end of the initial term unless either party gives notice of non-renewal at least 180 days prior to expiration of the term. The Employment Agreements generally provide for payment of an annual base salary that will be reviewed each year, but may not be decreased from the amount in effect in the previous year. Initially, base salary will be $600,000, $320,000 and $200,000 for Mr. Robinson, Mr. Alberini and Ms. Richards, respectively. The Employment Agreements also generally provide for (i)continued payment of base salary, incentive compensation, and other benefits for 36 months in the case of Mr. Robinson and for 18 months in the case of Mr.Alberini and Ms. Richards (or 24 months in the case of a change in control) in the event the executive's employment is terminated other than a termination by the Corporation for "cause" or voluntarily by the executive without "good reason"; (ii)non-competition for a period of 18 months (36 months for Mr. Robinson) subsequent to termination for any reason other than by the executive for "good reason" or by the Corporation without "cause" following a "change in control"; (iii)other restrictive covenants including non-disclosure, non-solicitation of employees and availability for litigation support; (iv)participation in certain benefit plans and programs (including pension benefits, disability and life insurance, and medical benefits); (v)annual and long-term incentive compensation opportunities; and (vi)deferred compensation arrangements. Mr. Robinson's Employment Agreement provides that his target annual incentive and long-term incentive opportunities may not be less than 50% and 35%, respectively, of his base salary. The Change in Control Agreement with Mr. Roach provides to him the same rights as are provided to Mr. Alberini and Ms. Richards in the event of a change in control and the Corporation has agreed to provide him with 12 months severance in the event his employment is terminated during his first year of employment other than for cause.

     A "change in control" is defined in generally the same manner as under the 1996 ICP, as described below. "Good reason" is defined generally as demotion, reduction in compensation, unapproved relocation in the case of Mr. Robinson (or other Named Officers following a change in control), material breach of the Employment Agreement by the Corporation, or, in the case of Mr. Robinson, failure to extend the term of the Employment Agreement to his 60th birthday. "Cause" is defined generally as a breach of the restrictive covenants referred to in clause (iii)of the preceding paragraph, certain felony convictions, or willful acts or gross negligence that are materially damaging to the Corporation.

     If payments under the Employment Agreements or the Change in Control Agreement following a change in control are subject to the "golden parachute" excise tax, the Corporation will make an additional "gross-up" payment sufficient to ensure that the net after-tax amount retained by the executive (taking into account all taxes, including those on the gross-up payment) is the same as would have been the case had such excise tax not applied.

     The Employment Agreements obligate the Corporation to indemnify the executives to the fullest extent permitted by law, including the advancement of expenses, and provide that the Corporation generally will reimburse an executive for expenses incurred in seeking enforcement of the Employment Agreement, unless the executive's assertion of rights was in bad faith or frivolous. The Employment Agreement with Mr. Robinson relates to his employment as Chairman and Chief Executive Officer and his agreement to serve as a Director. The Employment Agreements with Mr. Alberini and Ms. Richards relate to their employment as senior executives of the Corporation.

     Director Compensation. Directors who are not receiving compensation as officers or employees of the Corporation or of any subsidiary or parent corporation of the Corporation ("non-employee directors") are paid an annual retainer of $10,000 and a $1,000 fee for attendance at each meeting of the Board or any committee of the Board and a $2,500 fee for serving as a committee chair. Non-employee directors are also eligible to participate in the 1996 Non-Employee Director Stock Plan (the "1996 Director Plan"). Under the 1996 Director Plan, each non-employee director received a non-qualified option to purchase 2,000 shares of Common Stock following the Distribution and any person who later becomes a director is entitled to receive such an option on the date of such director's first election to the Board. The exercise price per share of Common Stock purchasable under each option will be equal to 100% of the fair market value of Common Stock on the date of the option grant but was calculated for options granted after the Distribution based on the average of the high and low trading prices for Common Stock during the first 20 trading days. Each option will expire at the earliest of (a)ten years after the date of grant, (b)12 months after the non-employee director ceases to serve as a director of the Corporation for any reason other than death, disability, or retirement at or after attaining age 65, or (c) immediately upon removal of the non-employee director for cause. Each option becomes exercisable as to 20% of the shares of Common Stock relating to the option on each of the first five anniversaries of the date of grant, and will thereafter remain exercisable until the option expires; provided that an option previously granted to a participant (a) will be fully exercisable in the event of a Change in Control (as defined in the 1996 Director Plan), (b)will be fully exercisable after the non-employee director ceases to serve as a director of the Corporation due to death, disability, or retirement at or after attaining age 65 and (c) will be exercisable after the non-employee director ceases to serve as a director of the Corporation for any reason other than death, disability, or retirement at or after attaining age 65 only to the extent the option was exercisable at the date of such cessation of service.

     The 1996 Director Plan also provides for automatic grants of 2,000 stock units ("Stock Units") to each non-employee director on the Distribution and thereafter to each person who, at the close of business on the date of each annual meeting of the Corporation's stockholders commencing in 1997, is a non-employee director. Each Stock Unit represents the right to receive one share of Common Stock at the end of a specified period. Fifty percent of such Stock Units will be paid six months and a day after the grant date, provided the non-employee director has not ceased to serve as a director for any reason other than death, disability, or retirement at or after attaining age 65, except that payment of such Stock Units will be accelerated in the event of a Change in Control. The remaining fifty percent of such Stock Units will be paid upon the later of ceasing to be a director or attaining age 65, provided that payment of such Stock Units shall be accelerated in the event of death, disability, or a Change in Control.

     The 1996 Director Plan permits a non-employee director to elect to defer receipt of all or a portion of the shares otherwise deliverable in connection with Stock Units. The 1996 Director Plan also permits a non-employee director to elect to defer receipt of fees otherwise payable in cash, with such deferred amounts deemed invested in Stock Units.

             BOARD COMPENSATION COMMITTEE REPORT ON COMPENSATION OF
                               EXECUTIVE OFFICERS

     The compensation programs described in this Proxy Statement were established by the Compensation Committee of the Board of Directors of Melville and subsequently reviewed and approved by the Compensation Committee of the Board of Directors of Footstar (the "Committee"). This Compensation Committee Report addresses only compensation programs in effect for periods following the Distribution.

     The Committee is comprised of independent, non-employee directors. The Committee is responsible for establishing, implementing, administering and monitoring the Corporation's compensation strategy, policies and plans.

     Compensation Strategy. The Corporation's compensation strategy is based upon the premise that all of its associates are important to its success, with senior executives setting the direction of the business and having overall responsibility for its results. Because the Corporation operates in a highly competitive and difficult economic environment for retailers, the Committee has adopted compensation policies and plans intended to (a) attract and retain high caliber individuals, (b) provide compensation opportunities that are fair and competitive with comparable organizations, as well as effective and tax efficient, (c) reward the creativity of its key executives in maximizing business opportunities, and (d) provide incentives to motivate key management based on achievement of both short and long term business objectives, strategic progress and the creation of stockholder value.

     As a result of the Corporation's spin-off from Melville, the Corporation's executive compensation program was reviewed and approved by the Compensation Committee of the Board of Directors of Melville. A new executive compensation program was designed for the new publicly-traded Corporation. This new program, which is aligned with the Corporation's competitive marketplace and short and long term performance objectives, has facilitated the transition to a free-standing, publicly traded corporation. Market data and best practices for executive officers and other members of the key management group, including the Chief Executive Officer and the executive officers named in the Summary Compensation Table, was researched to compare their salaries and other compensation awards to retail industry standards and to make appropriate recommendations reflective of the Corporation's strategy. This comparison included compensation levels reported for senior executives of a peer group of 14 specialty retailers with revenues ranging from approximately $400 million to $3.8 billion.

     The Committee has implemented the Corporation's compensation strategy by approving base salaries that are competitive with other specialty retailers, providing annual incentives to motivate and reward the achievement of approved performance objectives, and long term incentives (including equity based awards) with a strong retention element to align the long term interests of the key management team with those of the stockholders in maximizing stockholder value. Salaries have been positioned at the 50th to 60th percentile and total remuneration targeted at the 65th percentile of the peer group with the opportunity for increased yields for superior results. Actual total remuneration levels may range well below or above target in any one year and over a period of years based on performance against annual and long term business objectives and total return to stockholders.

     Base Salaries. The Committee reviews base salaries annually and considers increases based on corporate profitability, competitive salaries, position responsibility levels and individual qualifications and performance. As a result of its review and strategy and recognizing the substantially increased responsibilities of executive officers in light of the Corporation's transition to a free-standing, publicly traded corporation, the base salary of the Chief Executive Officer was set at $600,000, and the salaries of the other Named Officers, to reflect alignment to the 50th percentile of the peer group, as described above.

     Annual Incentive Awards. The Corporation's annual incentive program for executive officers provides for cash bonuses based on performance relative to predetermined objectives established for the year. Executive officers and other members of key management may elect to defer receipt of a portion of their cash bonuses in deferred shares of Common Stock and receive partial matching grants which will vest upon completion of five years of continued future employment, subject to accelerated vesting in certain events.

     Incentive awards at target performance range from 50% of base salary for the Chief Executive Officer and scale down depending on position responsibilities. Larger awards, up to a maximum of 200% of normal awards, are permitted if performance exceeds predetermined objectives. Smaller or no awards are made if performance falls below such objectives.

     Bonuses payable to executive officers for 1996 were based on profit objectives established by Melville's Compensation Committee in early 1996 under the Melville Profit Incentive Plan and were based on the Corporation's earnings before Federal income taxes. The Chief Executive Officer's annual incentive award was determined to be 160% of his normal award based on the Corporation's achievement of performance in excess of objectives.

     Career Equity Program. As part of its long term incentive compensation arrangements, the Committee has implemented a Career Equity Program for executive officers and other members of key management. It is expected that a new three-year cycle will begin each year. Two shortened start-up cycles began on October 1, 1996, and a full three-year cycle began on January 1, 1997. The value of such awards will be determined by goals established by the Committee based on the Corporation's cumulative net income and return on average equity during each cycle. The target and maximum awards for the Chief Executive Officer have been set at 35% and 70% of base salary, respectively. Award payments will be made in a combination of current cash and deferred shares of the Corporation's Common Stock, which will vest partially after five years of continued future employment and partially at retirement, subject to accelerated vesting in certain events.

     Founders Stock. A one-time grant of restricted stock units was made to the Corporation's executive officers and other members of key management in connection with the Distribution. These stock units ("Founders Stock") were awarded to provide key executives with significant impact on the Corporation's long term success an immediate ownership interest in mutuality with the Corporation's stockholders and for retention purposes. Founders Stock vests after five years of continued employment, subject to accelerated vesting in certain events. The Chief Executive Officer was awarded 28,409 shares of Founders Stock.

     Stock Options. A major start-up grant of stock options was made to the Corporation's executive officers and other members of key management in connection with the Distribution. Stock options were granted with an exercise price equal to the fair market value of the Corporation's Common Stock, using the average of the high and low trading prices during the first 20 trading days, and become exercisable in five equal annual installments based on continued employment during the five-year period following the grant date, subject to accelerated vesting in certain events. These awards provide value to participants only when and to the extent that the fair market value of the Corporation's Common Stock appreciates over the fair market value on the date of grant. The Chief Executive Officer was granted an option to purchase 120,000 shares.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation over $1 million paid to the Chief Executive Officer and the other Named Officers as of the end of the year. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. While it is the Committee's policy to preserve corporate tax deductions by qualifying compensation paid over $1 million to named executive officers, it also maintains the flexibility to approve compensation arrangements that it deems to be in the best interests of the Corporation and its stockholders but which may not always qualify for full tax deductibility. Approval of the 1996 ICP by the Corporation's public stockholders is being sought (see Proposal 2, below) in order to qualify certain compensation under the 1996 ICP as "performance-based compensation" that is tax deductible by the Corporation without limitation under Section 162(m) of the Code.

                                             Compensation Committee:

                                             Bettye Martin Musham, Chair
                                             George S. Day
                                             Terry R. Lautenbach

     Performance Graph. The following graph provides an indicator of cumulative total stockholder returns, assuming reinvestment of all dividends ("Total Return") for the Corporation as compared with the Standard & Poor's 500 Stock Index and the Standard & Poor's Retail Stores Composite Index. The graph covers the period of time beginning on October 14, 1996, the first day after the Distribution that Footstar's Common Stock was traded on the New York Stock Exchange, through December 31, 1996.


                       [GRAPHICAL REPRESENTATION OF GRAPH]


                                            10/14/96    12/31/96
                                            --------    --------
         Footstar, Inc. ...................  $100.0      $121.3
         S&P 500 ..........................   100.0       105.8
         S&P Retail Stores Composite ......   100.0        94.8

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Board of Directors is comprised of three outside independent directors, Bettye Martin Musham (Chair), George S. Day and Terry R. Lautenbach.

     Mr. Goldstein, a director of the Corporation, is Chairman and Chief Executive Officer of CVS. Mr. Woodward and Mr. Lautenbach, directors of the Corporation, are directors of CVS and the chairman and a member, respectively, of its Executive Committee.

     Certain Transactions With Related Parties. In May 1995, Melville made a loan to Mr. Alberini in connection with his relocation to join Melville. Upon the Distribution, the Corporation became the payee with respect to $100,000 of that loan. The loan bears no interest and is to be forgiven if Mr. Alberini remains employed by the Corporation through May 2000 or is terminated by the Corporation prior to such time.

                                   PROPOSAL 2

                         APPROVAL OF THE ADOPTION OF THE
                        1996 INCENTIVE COMPENSATION PLAN

     Approval of the 1996 ICP. The Board is recommending for stockholder approval the Corporation's 1996 Incentive Compensation Plan (the "1996 ICP") which was approved in September 1996 by the Board of Directors and by Melville as sole stockholder of the Corporation at such time.

     As discussed above under the caption "Board Compensation Committee Report on Compensation of Executive Officers," Section 162(m) of the Code and the regulations thereunder limit the Corporation's tax deductions for compensation to the Chief Executive Officer and the other Named Officers serving on the last day of the fiscal year to the extent the individual's compensation exceeds $1,000,000. In accordance with the regulations under Section 162(m), approval of the Corporation's public stockholders is being sought in order that certain awards granted under the 1996 ICP after the Meeting will qualify as "performance-based compensation" that is tax deductible by the Corporation without limitation under Section 162(m)'s $1,000,000 deductibility cap. For purposes of Section 162(m), stockholder approval of the 1996 ICP relates particularly to eligibility, per-person award limitations, the performance objectives inherent in stock options and stock appreciation rights ("SARs"), and the business criteria incorporated in performance objectives under certain designated performance awards. See "Shares Subject to the 1996 ICP; Annual Per-Person Limitations," "Stock Options and SARS," "Other Stock-Based Awards" and "Performance Awards, Including Annual Incentive Awards," below. In the event that stockholders fail to approve these material terms of the performance goals relating to the 1996 ICP awards to be granted after the date of the Meeting, such awards will not be granted to the extent necessary to meet the requirements of Treasury Regulation 1.162-27(e)(4).

     Approval of the 1996 ICP requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting. The Board believes that approval of the 1996 ICP is in the best interests of all stockholders and, accordingly, recommends a vote "FOR" approval of the 1996 ICP.

     Purpose of the 1996 ICP. The Board believes that attracting and retaining key employees of high quality is essential to the Corporation's growth and success. In addition, the Board believes that the long term success of the Corporation is enhanced by a competitive and comprehensive compensation program which may include tailored types of incentives designed to motivate executives and reward key employees for outstanding service, including awards that link compensation to applicable measures of the Corporation's performance and the creation of stockholder value. In this regard, stock options and other stock-related awards will be an important element of compensation for key employees. Such awards will enable the Corporation to attract and retain executives and key employees and enable such persons to acquire a proprietary interest in the Corporation and thereby align their interests with the interests of the Corporation's stockholders. In addition, the Board has concluded that the Compensation Committee of the Board (the "Compensation Committee") should be given as much flexibility as possible to provide for annual and long-term incentive awards contingent on performance.

     Summary of the 1996 ICP. The following is a brief description of the material features of the 1996 ICP. Such description is qualified in its entirety by reference to the full text of the 1996 ICP, a copy of which is attached as Appendix A to this Proxy Statement.

     Types of Awards. The terms of the 1996 ICP provide for grants of stock options, SARs, restricted stock, deferred stock, other stock-related awards, and performance or annual incentive awards that may be settled in cash, stock, or other property ("Awards").

     Shares Subject to the 1996 ICP; Annual Per-Person Limitations. Under the 1996 ICP, the total number of shares of Common Stock reserved and available for delivery to participants in connection with Awards is 3.1 million, plus 10% of the number of shares of Common Stock issued by the Corporation during the term of the 1996 ICP (excluding issuances under the 1996 ICP, or any other compensation or benefit plan of the Corporation). Shares of Common Stock subject to an Award that is canceled, expired, forfeited, settled in cash, or otherwise terminated without a delivery of shares of Common Stock to the participant, including shares of Common Stock withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to an Award, will again be available for Awards under the 1996 ICP, except that, if any such shares of Common Stock could not again be available for Awards to a particular participant under any applicable law or regulation, such shares of Common Stock shall be available exclusively for Awards to participants who are not subject to such limitation. Shares of Common Stock issued under the 1996 ICP may be either newly issued shares of Common Stock or Common Stock held in treasury.

     In addition, the 1996 ICP imposes individual limitations on the amount of certain Awards in order to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, shares of restricted stock, shares of deferred stock, shares of Common Stock as a bonus or in lieu of other Corporation obligations, and other stock-based Awards granted to any one participant shall not exceed 1,000,000 shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be earned as a final annual incentive award or other cash Award in any fiscal year by any one participant is $3 million, and the maximum amount that may be earned as a final performance award or other cash Award in respect of a performance period by any one participant is $5 million.

     The Compensation Committee is authorized to adjust the number and kind of shares of Common Stock subject to the aggregate share limitations and annual limitations under the 1996 ICP and subject to outstanding Awards (including adjustments to exercise prices and number of shares of options and other affected terms of Awards) in the event that a dividend or other distribution (whether in cash, shares of Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event affects the Common Stock so that an appropriate adjustment can be made in order to prevent dilution or enlargement of the rights of participants. The Compensation Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

     Eligibility. Executive officers and other officers and employees of the Corporation or any subsidiary, including any such person who may also be a director of the Corporation, are eligible to be granted Awards under the 1996 ICP. Approximately 150 persons are currently considered eligible for Awards under the 1996 ICP.

     Administration. The 1996 ICP is administered by the Compensation Committee, each member of which currently must be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act and an "outside director" for purposes of Code
Section 162(m). Subject to the terms and conditions of the 1996 ICP, the Compensation Committee is authorized to select participants, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of such Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 1996 ICP, and make all other determinations which may be necessary or advisable for the administration of the 1996 ICP. The 1996 ICP provides that Compensation Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 1996 ICP.

     Stock Options and SARS. The Compensation Committee is authorized to grant stock options, including both incentive stock options ("ISOs") which can result in potentially favorable tax treatment to the participant and non-qualified stock options (i.e., options not qualifying as ISOs), and SARs entitling the participant to receive the excess of the fair market value of the Common Stock on the date of exercise (or defined "change in control price" following a change in control) over the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR is determined by the Compensation Committee, but must not be less than the fair market value of the Common Stock on the date of grant (except to the extent of in-the-money awards or cash obligations surrendered by the participant at the time of grant). The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally is fixed by the Compensation Committee, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares of Common Stock, outstanding Awards, or other property (possibly including notes or obligations to make payment on a deferred basis) having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Compensation Committee. SARs granted under the 1996 ICP may include "limited SARs" exercisable for a stated period of time following a "change in control" of the Corporation, as discussed below.

     Restricted and Deferred Stock. The Compensation Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment and/or failure to meet certain performance requirements, prior to the end of a restricted period specified by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a stockholder of the Corporation, including the right to vote the shares of Common Stock and to receive dividends thereon, unless otherwise determined by the Compensation Committee. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment and/or failure to meet certain performance requirements prior to the end of a specified restricted period (which restricted period need not extend for the entire duration of the deferral period). Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with Common Stock ownership, although dividend equivalents may be granted, as discussed below.

     Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards, or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted on a free-standing basis or in connection with another Award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards, or other investment vehicles specified by the Compensation Committee.

     Bonus Stock and Awards in Lieu of Cash Obligations. The Compensation Committee is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Corporation obligations to pay cash under other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

     Other Stock-Based Awards. The 1996 ICP authorizes the Compensation Committee to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to the Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of the Common Stock or the value of securities of or the performance of specified subsidiaries. The Compensation Committee determines the terms and conditions of such Awards, including consideration to be paid to exercise Awards in the nature of purchase rights, the period during which Awards will be outstanding, and forfeiture conditions and restrictions on awards.

     Performance Awards, Including Annual Incentive Awards. The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee. In addition, the 1996 ICP authorizes specific annual incentive awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of preestablished performance goals during a specified one-year period. Performance awards and annual incentive awards granted to persons the Compensation Committee expects to be, for the year in which a deduction arises, among the Chief Executive Officer and other Named Officers, will, if so intended by the Compensation Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Corporation under Code Section 162(m).

     The performance goals to be achieved as a condition of payment or settlement of a performance award or annual incentive award will consist of (i) one or more business criteria and (ii) a targeted level or levels of performance with respect to each such business criteria. In the case of performance awards intended to meet the requirements of Code Section 162(m) with respect to such executive officers, the business criteria used must be one of those specified in the 1996 ICP, although for other participants the Compensation Committee may specify any other criteria. The business criteria specified in the 1996 ICP are:
(1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets; return on investment; return on capital; return on equity; (6) operating margin; (7) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; (8) total stockholder return; and (9) any of the above goals as compared to the performance of a published or special index deemed applicable by the Compensation Committee.

     In granting annual incentive or performance awards, the Compensation Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals using one or more of the business criteria described in the preceding paragraph. During the first 90 days of a fiscal year or performance period, the Compensation Committee will determine who will potentially receive annual incentive or performance awards for that fiscal year or performance period, either out of the pool or otherwise. After the end of each fiscal year or performance period, the Compensation Committee will determine the amount, if any, of the pool, the maximum amount of potential annual incentive or performance awards payable to each participant in the pool, and the amount of any potential annual incentive or performance award otherwise payable to a participant. The Compensation Committee may, in its discretion, determine that the amount payable as a final annual incentive or performance award will be increased or reduced from the amount of any potential Award, but may not exercise discretion to increase any such amount intended to qualify under Code Section 162(m).

     Subject to the requirements of the 1996 ICP, the Compensation Committee will determine other performance award and annual incentive award terms, including the required levels of performance with respect to the business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement.

     Other Terms of Awards. Awards may be settled in the form of cash, shares of Common Stock, other Awards, or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Compensation Committee is authorized to place cash, shares of Common Stock, or other property in trusts or make other arrangements to provide for payment of the Corporation's obligations under the 1996 ICP. The Compensation Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1996 ICP generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes.

     Awards under the 1996 ICP are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant Awards in exchange for other Awards under the 1996 ICP, awards under other Corporation plans, or other rights to payment from the Corporation, and may grant Awards in addition to and in tandem with such other Awards, awards, or rights as well.

     Unless the Award agreement specifies otherwise, the Compensation Committee may cancel or rescind Awards if the participant fails to comply with certain noncompetition, confidentiality or intellectual property covenants. For instance, Awards may be canceled or rescinded if the participant engages in competitive activity while employed with the Corporation or within a specified period following termination of employment.

     Acceleration of Vesting. The Compensation Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the case of a "change in control" of the Corporation (including cash settlements of SARs and "limited SARs" which may be exercisable only in the event of a change in control). In addition, the Compensation Committee may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any "change in control." Subject to certain exceptions, the 1996 ICP generally defines a "change in control" as (i) any person acquiring beneficial ownership of 25% or more of the outstanding Common Stock or the combined voting power of the Corporation's outstanding voting securities; (ii)the reorganization, merger, consolidation, complete liquidation or dissolution of the Corporation, sale or disposition of all or substantially all of the assets of the Corporation, or similar corporate transaction; or (iii) members of the Board serving at the effective date of the 1996 ICP, together with members first elected thereafter (excluding certain directors elected as a result of an actual or threatened election contest) with the approval of a majority of the original members and new members previously so approved, ceasing to constitute a majority of the Board. Upon the occurrence of a change in control, limited SARs and other Awards may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation or dissolution, or liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after the change in control.

     Amendment and Termination of the 1996 ICP. The Board may amend, alter, suspend, discontinue, or terminate the 1996 ICP or the Compensation Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 1996 ICP or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 1996 ICP will terminate at such time as no shares of Common Stock remain available for issuance under the 1996 ICP and the Corporation has no further rights or obligations with respect to outstanding Awards under the 1996 ICP.

     Initial Awards. As of the Distribution, the Compensation Committee made deferred stock awards ("Founders Stock Awards") to each Named Executive Officer under the 1996 ICP. Such Founders Stock Awards will generally become 100% vested after five years of service with the Corporation following the grant date, subject to accelerated vesting in certain events.

     As of the Distribution, the Compensation Committee also made certain stock option awards under the 1996 ICP. The number and form of options which may be granted subsequent to the Meeting date are not determinable at this time. However, the options granted by the Compensation Committee prior to April 1, 1997 are as follows: Mr. Robinson, Chairman of the Board, Chief Executive Officer and President--options for 270,000 shares; Mr. Alberini, Senior Vice President and Chief Financial Officer--options for 110,000 shares; Ms. Richards, Vice President, General Counsel and Corporate Secretary--options for 30,000 shares; Mr.Roach, Vice President and Corporate Controller--options for 7,000 shares; all current executive officers of the Corporation as a group--options for 417,000 shares; all employees, including all current officers who are not executive officers, as a group--options for 816,500 shares. All such options have an exercise price equal to $23.42 and generally become exercisable in five equal installments based on continued service with the Corporation during the five-year period following thegrant date.

     Federal Income Tax Implications of the 1996 ICP. The following is a brief description of the federal income tax consequences generally arising with respect to Awards under the 1996 ICP.

     The grant of an option or SAR will create no tax consequences for the participant or the Corporation. A participant will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable shares of Common Stock acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable shares of Common Stock received.

     Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) or SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option or
SAR).

     The Corporation generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option or SAR. The Corporation generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Corporation will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares of Common Stock.

     With respect to Awards granted under the 1996 ICP that result in the payment or issuance of cash or shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares of Common Stock or other property received. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Corporation generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

     With respect to Awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares of Common Stock or other property received at the first time the shares of Common Stock or other property become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the time of receipt of shares of Common Stock or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares of Common Stock or property, the participant would not be entitled to any tax deduction, including as a capital loss, for the value of the shares of Common Stock or property on which he or she previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares of Common Stock or other property. The Corporation generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

     Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to "excess parachute payments" within the meaning of Code Section 280G and, to such extent, will be non-deductible by the Corporation and subject to a 20% excise tax by the participant.

     The foregoing summary of the federal income tax consequences in respect of the 1996 ICP is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

                                   PROPOSAL 3

                         APPROVAL OF THE ADOPTION OF THE
                          ASSOCIATE STOCK PURCHASE PLAN

     Approval of the ASPP. The Board is recommending for stockholder approval the Footstar 1997 Associate Stock Purchase Plan (the "ASPP"), which was adopted by the Board on March 11, 1997, subject to stockholder approval. If approved by stockholders, the ASPP will become effective on the Effective Date, defined as the later of (i) August 1, 1997, (ii) the effective date of the Corporation's Registration Statement on Form S-8 covering shares of the Common Stock authorized for purchase under the ASPP, or (iii) such other date as may be designated by the committee authorized to administer the ASPP (the "Committee"). Approval of the ASPP requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the annual meeting. The Board believes that approval of the ASPP is in the best interests of all stockholders and, accordingly, recommends a vote "FOR" approval of the ASPP.

     Purpose of the ASPP. The purpose of the ASPP is to further the long-term stability and financial success of the Corporation by providing a method for employees to increase their ownership in the Common Stock. The ASPP is intended to qualify under Section 423 of the Code. The ASPP permits a total of 1,600,000 shares of Common Stock to be purchased thereunder.

     Summary of the ASPP. The following is a brief description of the material features of the ASPP. Such description is qualified in its entirety by reference to the full text of the ASPP, a copy of which is attached as Appendix B to this Proxy Statement.

     Eligibility. All present and future employees of the Corporation or any designated subsidiary who have completed at least one year of service and have worked at least one thousand hours in the twelve month period prior to eligibility are eligible to participate in the ASPP.

     Administration. The ASPP will be administered by the Committee, which will be either the Compensation Committee or such other committee as may be designated by the Board to administer the ASPP. Certain administrative functions will be delegated to a plan administrator.

     General Description. A participant in the ASPP may authorize payroll deductions of a maximum of 10% of compensation per payroll period, with a minimum of five (5) dollars per payroll period. The amounts so deducted and contributed are applied to the purchase of full and fractional shares of Common Stock at 85% of the fair market value of such Common Stock, determined as of the first day of an Offering Period or the purchase date, whichever is lower. Offering Periods are twelve month periods beginning on the Effective Date or each anniversary of the Effective Date, as the case may be, and ending on the last business day immediately prior to the next following anniversary of the Effective Date. Purchase Dates are the last business days of each of the four consecutive three month periods occurring during an Offering Period. The fair market value of Common Stock purchased under the ASPP for a participant in any one calendar year cannot exceed $25,000. In addition, once a participant owns (or is considered as owning within the meaning of Section 423(d) of the Code) 5% or more of the voting power of the Corporation, he or she will not be able to purchase any more stock under the ASPP.

     Shares purchased under the ASPP will be evidenced on the books of the Corporation, and, after expiration of the tax holding period, certificates for whole shares will be issued to participants upon request. Shares purchased under the ASPP generally are transferable at any time after the purchase is consummated, regardless of whether certificates therefore have been issued. In the event that a dividend is declared and paid with respect to Common Stock acquired under the ASPP, the Committee shall determine whether the dividend will be paid in cash to the owners of such Common Stock, or whether it will be used to purchase additional Common Stock. At the discretion of the Committee, the Common Stock required for the ASPP may be purchased on the open market, may be treasury Common Stock, reacquired Common Stock, and/or authorized but unissued Common Stock.

     Participants may increase or decrease their payroll deductions as of the first business day following a Purchase Date, or at such other times as may be permitted by the plan administrator. Participants may withdraw from further participation in the ASPP at any time by filing a withdrawal form with the plan administrator. Upon such withdrawal, all payroll deductions then credited to the participant's account under the ASPP which have not already been applied for the purchase of Common Stock will be paid to the participant, and no further payroll deductions will be made for that participant until he or she files a new payroll authorization form; upon such withdrawal, a participant may not file a new payroll authorization form for the remainder of the Offering Period in which the withdrawal occurs. If a participant ceases to be an employee on or before the last working day preceding the 15th day prior to a Purchase Date, then that participant will be deemed to have elected to withdraw from participation in the ASPP, and all payroll deductions then credited to the participant's account which were not applied for the purchase of Common Stock will be paid to the participant; if a participant ceases to be an employee after the above described date, he or she will be deemed to have elected to purchase Common Stock with the previously accumulated payroll deductions.

     Future Amendments to the ASPP. The Committee may at any time amend the ASPP in any respect, except that no amendment that (i) would effect an increase in the number of shares of Common Stock which may be purchased under the ASPP, if that increase would require stockholder approval under Section 423 of the Code, or (ii) would effect a change in the designation of the corporations whose employees may participate in the ASPP, if that change would require stockholder approval under Section 423 of the Code, will be effective unless the required stockholder approval is obtained.

     Federal Income Tax Consequences. A participant will not incur federal income tax liability as a result of the purchase of Common Stock pursuant to the ASPP at 85% of fair market value. Generally, if the associate holds any share purchased under the Plan for (a) more than two years after the first day of the Offering Period relating to such purchase, and (b) more than one year after the Purchase Date (the "Holding Period"), then any gain realized upon the sale or other disposition of that share will be taxed as long-term capital gain, and any loss will be long-term capital loss, except that an amount equal to the lesser of (a) the excess of the fair market value of the share on the first day of the Offering Period relating to such purchase over the price at which such option could have been exercised at that time if it had then been exercisable and (b) the amount, if any, by which the fair market value of the share at the time of such disposition exceeds the price actually paid for the share under the option, will be taxed as ordinary income in the taxable year in which such sale or other disposition occurs. If an associate disposes of the share, such amount of ordinary income realized upon the sale or other disposition of the share will increase the associate's tax basis in the share for determining gain or loss upon such sale or other disposition of the share. The Corporation will not be entitled to a deduction for federal income tax purposes in connection with such sale or other disposition. If an associate disposes of any share purchased under the Plan without satisfying the Holding Period, the associate should report as ordinary income for the taxable year in which the disposition occurs the amount by which the market value of such share on the Purchase Date exceeded the amount the associate paid for such share. Any such ordinary income will increase the associate's tax basis for the purpose of determining gain or loss on the sale or other disposition of the share. The associate will be considered to have disposed of a share if such associate sells, exchanges, makes a gift or transfers (except by pledge, tax free reorganization or by transfer on death) legal title to the share.

     The Corporation will not be entitled to a business expense deduction for federal income tax purposes in connection with the sale of the shares under the ASPP, unless a participant disposes of the Common Stock received under the ASPP prior to expiration of the required holding period. In that case, the Corporation will be entitled to a business expense deduction to the extent ordinary income is recognized by the participant.

     This summary of federal income tax consequences does not purport to be complete, and it is recommended that participants consult their own tax advisor. Reference should be made to applicable provisions of the Code. There may also be state and local income taxes applicable to the transactions contemplated by the ASPP.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


     The Board of Directors has selected KPMG Peat Marwick LLP as the Corporation's independent auditors to make an examination of the accounts of the Corporation for the 1997 fiscal year. KPMG Peat Marwick LLP served as independent auditors for Melville, which wholly-owned the Corporation at the time of the Distribution, and has served as the independent auditors of the Corporation since the Distribution. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

           STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 1998 MEETING

     Any proposal of a stockholder intended to be presented at the Corporation's 1998 Annual Meeting of Stockholders must be received by the Secretary of the Corporation, for inclusion in the Corporation's proxy statement, notice of meeting and proxy relating to the 1998 Annual Meeting, not later than January 20, 1998.

     The Corporation's Bylaws establish an advance written notice procedure for stockholders seeking to nominate candidates for election as directors at any annual meeting of stockholders, or to bring business before an annual meeting of stockholders of the Corporation. The Bylaws provide that only persons who are nominated by, or at the direction of, the Board, or by a stockholder who has given timely written notice to the Secretary of the Corporation prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Corporation. The Bylaws also provide that at any meeting of stockholders only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or, in the case of an annual meeting of stockholders, by a stockholder who has given timely written notice to the Secretary of the Corporation of such shareholder's intention to bring such business before such meeting. Under the Bylaws, for any such shareholder notice to be timely, such notice must be received by the Corporation in writing not less than 60 days nor more than 90 days prior to the meeting, or in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, to be timely, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Under the Bylaws, a stockholder's notice must also contain certain information specified in the Bylaws.

                                  ANNUAL REPORT

     A copy of the Corporation's Annual Report was mailed to all stockholders of record on or about March 28, 1997. Stockholders, upon written request to the attention of Investor Relations at the Corporation, 933 MacArthur Boulevard, Mahwah, New Jersey 07430, may receive, without charge, a copy of the Corporation's Annual Report on Form 10-K, including the financial statements and financial statement schedules, required to be filed with the Commission for the 1996 fiscal year.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Corporation knows of no business that will be presented for consideration at the Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Meeting as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders.

                                                                      APPENDIX A

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------
                        1996 INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

      1. Purpose. The purpose of this 1996 Incentive Compensation Plan (the "Plan") is to assist Footstar, Inc., a Delaware corporation (the "Company"), and its subsidiaries in attracting, retaining, and rewarding high-quality executives and other employees, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Compensation Committee (or any successor committee) of the Board of Directors of the Company.

      2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

      (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

      (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

      (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

      (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

      (e) "Board" means the Company's Board of Directors.

      (f) "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

      (g) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

      (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

      (i) "Committee" means the Compensation Committee of the Board or such other Committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "disinterested persons" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

      (j)  "Corporate  Transaction"  means  a  transaction  as  defined  in
     Section 9(b) of the Plan.

      (k) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

      (l) "Deferred Stock" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

      (m) "Dividend Equivalent" means a right, granted to a Participant under
     Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

      (n) "Effective Date" means the date on which shares of Company Common Stock are distributed to shareholders of Melville Corporation.

      (o) "Eligible Person" means each executive officer of the Company (as defined under the Exchange Act) and other officers and employees of the Company or of any subsidiary, including such persons who may alsobe directors of the Company. The foregoing notwithstanding, no member of the Committee shall be anEligible Person.

      (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

      (q) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

      (r) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

      (s) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

      (t) "Incumbent Board" means the Board as defined in Section 9(b) of the Plan.

      (u) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

      (v) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

      (w) "Other Stock Based Awards" means Awards granted to a Participant under Section6(h) hereof.

      (x) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

      (y) "Performance Award" means a right, granted to a Participant under
     Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

      (z) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

      (aa) "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

      (bb) "Rule 16b-3" and "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
     Section 16 of the Exchange Act.

      (cc) "Stock" means the Company's Common Stock and such other securities as may be substituted(or resubstituted) for Stock pursuant to Section 10(c) hereof.

      (dd) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section6(c) hereof.

     3. Administration.

      (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

      (b) Manner of Exercise of Committee Authority. The Committee shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section16 of the Exchange Act, to perform such other functions as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
     Section 8(d). The Committee may appoint agents to assist it in administering the Plan.

      (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

      4. Stock Subject to Plan.

      (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 3.1 million, plus (ii) 10% of the number of shares of Stock newly issued by the Company or delivered out of treasury shares during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of the Company) provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall be 2 million. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

      (c) Availability of Shares Not Delivered Under Awards. Shares of Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i)the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and
     (ii)the number of shares surrendered in payment of any exercise or purchase price of an

     Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

      5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 1 million shares of Stock, subject to adjustment as provided in Section10(c), under each of Sections6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall be $3 million, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5 million.

      6. Specific Terms of Awards.

      (a) General. Awards may be granted on the terms and conditions set forth in this Section6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

      (b) Options. The Committee is authorized to grant Options to Participants on the following termsand conditions:

            (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

            (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

            (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification.

      (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

            (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
        (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR" that is not related to an ISO the Fair Market Value determined by reference to the Change in Control Price, as defined under Section9(c)hereof), over (B) the grant price of the SAR as determined by the Committee.

            (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

      (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

            (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

            (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

            (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

            (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

      (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

            (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

            (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

            (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either
        (A)paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B)deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

      (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

      (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

      (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Certain Provisions Applicable to Awards.

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

      (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of tenyears (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

      (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made to or by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

      (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under
     Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

      (e) Cancellation and Rescission of Awards. Unless the Award agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the Award agreement and the Plan including the following conditions:

            (i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company. For Participants whose employment has terminated, the judgment of the Chief Executive Officer or other senior officer designated by the Committee shall be based on the Participants position and responsibilities while employed by the Company, the Participants post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Companys stockholders, customers, suppliers and competitors of the Participant assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than five percent equity interest in the organization or business. For purposes of this Section 7(e)(i), an organization shall be considered to be competitive with the Company if it is engaged directly or indirectly in the retail footwear business, including, without limitation, Payless Shoesource Inc., Target Stores, and Wal-Mart Stores, Inc.

            (ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company that is acquired by the Participant either during or after employment with the Company.

            (iii) A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

            (iv) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of this Section 7(e) prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

     8. Performance and Annual Incentive Awards.

      (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

      (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

            (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Income Tax Regulation 1.162-27 and successor proposed and final regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

            (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow return on investment; (5) return on net assets; return on investment; return on capital; return on equity; (6) operating margin; (7) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating earnings; (8) total stockholder return; and
        (9) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

            (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code
        Section 162(m).

            (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii)hereof during the given performance period, as specified by the Committee in accordance with
        Section 8(b)(iii)hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

            (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of such Performance Awards.

      (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

            (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

            (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

            (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A)the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

      (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

      (e) Status of Section 8(b) and Section 8(c) Awards Under Code
     Section 162(m). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Income Tax Regulation 1.162-27 and successor proposed and final regulations thereto) shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Change in Control.

      (a) Effect of "Change in Control." In the event of a "Change in Control," as defined in Section 9(b), the following provisions shall apply unless otherwise provided in the Award Agreement:

            (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10(a) hereof;

            (ii) Any optionee who holds an Option shall be entitled to elect, during the 60-day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Company shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option; provided, however, that no optionee who is subject to Section 16 with respect to the Company at the time of the Change in Control shall be entitled to make such an election if the acquisition of the right to make such election would represent a non-exempt purchase under Section 16(b) by such optionee;

            (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

            (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

      (b) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred upon:

            (i) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the

        Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding") if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock Outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

            (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, sale or disposition of all or substantially all of the assets of the Company, or similar corporate transaction (in each case referred to in this Section 9(b) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with one or more Participants or entities controlled by one or more Participants shall not constitute a Corporate Transaction in respect of such Participant(s); or

            (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 9(b), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule14a-11 of Regulation14A under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

     Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 9(b), the following shall not constitute a Change in Control for purposes of the Plan: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

      (c) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(ii) hereof or any liquidation of shares following a sale of substantially all assets of the Company, or
     (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10. General Provisions.

      (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

      (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon); provided, however, that, for so long as the Company is relying on Rule 16b-3 as in effect prior to May 1, 1991 for exemptions for Plan transactions, Awards may be granted that are transferable (and thus are not exempted under such version of Rule 16b-3) only on terms that do not preclude other grants of Awards under the Plan that are exempt under such version of Rule 16b-3. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

      (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii)the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under
     Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as

     "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section162(m) and regulations thereunder.

      (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or
     (iv)conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

      (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of New Jersey, without giving effect to principles of conflicts of laws, and applicable federal law.

      (k) Plan Effective Date and Stockholder Approval. The Plan has been approved by Melville Corporation as sole shareholder of the Company and shall become effective on the date on which shares of Company Common Stock are distributed to shareholders of Melville Corporation.

                                                                      APPENDIX B

                 FOOTSTAR 1997 ASSOCIATE STOCK PURCHASE PLAN

                                    ARTICLE I

                              PURPOSE AND APPROVAL

      1.1 Purpose of the Plan. The purpose of the Footstar 1997 Associate Stock Purchase Plan is to provide a method whereby Associates of the Company may acquire a proprietary interest in the Company through the purchase of Shares of common stock of Footstar, Inc. The Plan is intended to qualify as an "Employee Stock Purchase Plan" as defined in Section 423 of the Code. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of the Code.

      1.2 Approval of the Plan. The Plan was adopted by the Board on March 11, 1997. The approval of the Plan by stockholders of the Company is required to be obtained within one (1) year following the adoption of the Plan by the Board for the Plan to be qualified under Section 423 of the Code. The Plan will be submitted to the stockholders at the 1997 Annual Meeting for this purpose. If for any reason the stockholders fail to approve the Plan within the required period of time, the Plan will not be implemented.

                                   ARTICLE II

                                   DEFINITIONS

      2.1 "Account" means the account maintained by the Company for a Participant pursuant to Section 3.3.

      2.2 "Act" means the Securities Exchange Act of 1934, as amended.

      2.3 "Associate" means any person having an employment relationship with the Company within the meaning of Code Section 423, subject to the exclusion of such persons or classes of persons as the Committee may determine that is consistent with the Footstar 401(k) Profit Sharing Plan, Code Section 423 and other applicable law.

      2.4 "Board" means the Board of Directors of Footstar, Inc.

      2.5 "Business Day" means a day on which there is trading on The New York Stock Exchange.

      2.6 "Code" means the Internal Revenue Code of 1986, as amended.

      2.7 "Committee" means the Compensation Committee of the Board, or such other Committee as the Board may designate to administer the Plan pursuant to Article VI.

      2.8 "Company" means Footstar, Inc., and any other entity designated as a Participating Corporation pursuant to Section 3. 1.

      2.9 "Compensation" means all base salary, wages, cash bonuses, commissions and overtime before giving effect to any compensation reductions made in connection with any plans described in Section 401(K) or Section 125 of the Code and any other payments designated by the Committee.

      2.10 "Effective Date" means the effective date of the Plan identified in
 Section 7.8.

      2.11  "Eligible  Associate"  means an Associate  described in Section
 3.2.

      2.12 "Exercise Price" means the purchase price for Shares purchased pursuant to the exercise of an Option identified in Section 4. 1.

      2.13 "Fair Market Value" means, with respect to Shares on any Business Day, the average of the high and low prices of the Shares on the New York Stock Exchange on such date as published in the New York Stock Exchange Composite Transactions listing for such day; provided that if prices of Shares shall not be so published, the Fair Market Value of a Share shall be determined by the Committee.

      2.14 "Footstar 401(k) Profit Sharing Plan" means the 401(k) Profit Sharing Plan of Footstar, Inc. and Affiliated Companies, as may be amended from time to time, certain standards of which are to be applied to an

 Associate to the extent provided herein, regardless of whether such Associate is covered under such Plan but only to the extent that such standards do not conflict with the eligibility standards contained in Section 423 of the Code.

      2.15 "Offering" means an offering to Participants of Options to purchase Shares under Section 4.1.

      2.16 "Offering Commencement Date" means the first business day of each Offering Period.

      2.17 "Offering Period" means each period of twelve (12) months commencing on the Effective Date and thereafter on each anniversary of the Effective Date during the Term of the Plan.

      2.18 "Option" means an option to purchase Shares granted pursuant to the Plan.

      2.19 "Participant" means an Eligible Associate who has elected to participate in the Plan pursuant to Section 3.3, and who has not become an ineligible Associate or withdrawn from participation in the Plan pursuant to Article III.

      2.20 "Participating Corporation" means a corporation designated pursuant to Section 3.l(B).

      2.21 "Plan" means the Footstar 1997 Associate Stock Purchase Plan.

      2.22 "Plan Administrator" means the Company's Vice President, Human Resources, or such other individual as the Committee may designate to administer the Plan pursuant to Article VI.

      2.23 "Purchase Date" means the last business day of each three (3) month period during an Offering Period with the first three (3) month period during each Offering Period commencing on the Effective Date or the anniversary of the Effective Date, as the case may be.

      2.24 "Share" means one share of common stock ($.01 par value) of Footstar, Inc.

      2.25 "Subsidiary" means any corporation of which fifty percent (50%) or more of the voting stock is directly or indirectly owned by the Company.

      2.26 "Transfer Agent" means the officially designated transfer agent of the Company.

                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

      3.1 Granting of Options to Associates

      A. Granting of Options to Company Associates Only. To the extent permitted by the Plan, Options to purchase Shares hereunder shall only be granted to Associates of the Company and any Associate of any domestic Subsidiary.

      B. Designation of Additional Participating Corporations. Designations of additional corporations whose Associates may be granted Options to purchase Shares to the extent permitted hereunder may be made from time to time by the Committee from among the group of corporations which includes (i) the Subsidiaries as of the Effective Date of the Plan, and (ii) corporations that become parents or Subsidiaries of the Company after the Effective Date of the Plan.

      C. Associate Rights and Privileges. All Associates granted Options under the Plan shall have the same rights and privileges, except that the Committee may from time to time provide for differences in the rights and privileges of Associates granted Options hereunder, so long as such differences do not jeopardize the qualification of the Plan under Code
     Section 423 or violate other applicable law.

      3.2 Eligibility of Associates. Associates who qualify as Eligible Associates pursuant to this Section shall be eligible to elect to participate in the Plan in accordance with Section 3.3.

      A. Eligible Associates Defined. Except as otherwise required by Code
     Section 423 or other applicable law, an Associate (full or part time) shall be considered an Eligible Associate for purposes of participation in the Plan on the first date following completion of one (1) year of service and at least one thousand (1,000) hours worked in the twelve (12) month period prior to eligibility.

      B. Rehired Associates. If an Eligible Associate who has ceased to be an Associate becomes an Associate again on a date thereafter, such Associate automatically shall become an Eligible Associate effective as of the Offering Commencement Date following such date.

      C. Associates Deemed Ineligible for Participation

          (i) Approved Leave of Absence. An Associate shall be deemed an ineligible Associate during the period such Associate is on a Company approved leave of absence. Such a Participant shall be deemed to have filed a withdrawal form in accordance with Section 3.4(A) on the date such Associate first begins such approved leave of absence, and such deemed filing shall have the same consequences as would the actual filing of a withdrawal form pursuant to Section 3.4(A). As of the Offering Commencement Date following the end of the period during which the approved leave of absence expires and the Associate returns to active employment with the Company or a Subsidiary, such Associate shall no longer be deemed an ineligible Associate pursuant to this Section.

          (ii) 5% Owners. No Option shall be granted hereunder to any Associate who, immediately after the Option is granted, owns or would own, within the meaning of Code Section 424(d), Shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. For purposes of this Section, Shares that an Associate would be entitled to purchase during an Offering Period applicable to an Option that has been granted pursuant to Section 4.1 shall be treated as owned by the Associate.

          (iii) Associates with Exercise Rights In Excess of $25,000 Per Year. No Option shall be granted hereunder to any Associate if, within the calendar year in which such Option first becomes exercisable, such Option (together with any other options that first become exercisable in such year that have been granted to the Associate under the Plan or any other qualified associate stock purchase plan maintained by the Company) would provide the Associate with the right in such year to purchase Shares having a Fair Market Value (determined on the Offering Commencement Date applicable to each such Option) in excess of $25,000.

          (iv) Other Associates. The Committee may from time to time deem ineligible for participation hereunder any class or group of Associates, so long as the exclusion of such class or group from participation does not jeopardize the qualification of the Plan under Code Section 423 or violate other applicable law.

     3.3 Election to Participate.

      A. Payroll Deduction Authorization Form. An Eligible Associate may elect to participate in the Plan by filing a properly completed authorization form, or such other authorization as the Plan Administrator shall require, with the party and by the date designated by the Plan Administrator. Such form shall authorize automatic payroll deductions from a Participant's Compensation for each pay period commencing on the Offering Commencement Date next succeeding receipt of the timely filed authorization form by the designated party (or such other date as may be designated by the Plan Administrator), and continuing until (i) the Participant changes the amount of such payroll deductions pursuant to Section 3.3(C), (ii) the Participant becomes an ineligible Associate or withdraws from participation in the Plan pursuant to Article III, (iii) the Plan is suspended or terminated pursuant to Section 7.11, or (iv) the Committee otherwise determines. If a Participant has not withdrawn or been deemed to have withdrawn from the Plan, such Participant does not need to re-enroll for subsequent Offering Periods.

      B. Amount of Payroll Deductions. The payroll deductions authorized by the Participant shall be in whole Dollars, with a minimum of Five Dollars ($5.00) per pay period up to a maximum of ten percent (10%) of Compensation, for each pay period, in effect on the date the payroll deductions to which the authorization form relates are made.

      C. Changes in Payroll Deductions. Subject to Section 3.3(B), a Participant may increase or decrease the amount of payroll deductions previously authorized by filing a properly completed change form, or such other authorization as the Plan Administrator shall require, with the party and by the date designated by the Plan Administrator but in no event more often than once per each three (3) month period during an Offering Period ending on a Purchase Date. Such change shall be made in whole Dollars of Compensation subject to the limitation contained in Section 3.3(B) above, and shall be effective beginning as soon as practicable after the receipt of the timely filed change form by the designated party (or such other date as may be designated by the Plan Administrator). If a Participant reduces his or her participation level below the minimum set forth in Section 3.3(B) such Participant will be deemed to withdraw from the Plan. The deemed filing of a withdrawal form pursuant to this Section shall have the same consequences as would the actual filing of a withdrawal form pursuant to Section 3.4(A).

      D. Participant's Account. The Company shall maintain payroll deduction Accounts for all Participants. Payroll deductions made from a Participant's Compensation shall be credited to the Participant's Account, and shall be applied for the purchase of Shares pursuant to Article IV. A Participant may not make any separate cash payment into his or her Account. No interest shall be paid or allowed on any payroll deductions credited to a Participant's Account.

     3.4 Withdrawal From Participation

      A. In General. A Participant may at any time withdraw from participation in the Plan by filing a properly completed withdrawal form, or such other authorization as the Plan Administrator shall require, with the party and by the date designated by the Plan Administrator. As soon as practicable after receipt of the timely filed withdrawal form by the designated party,
     (i) all payroll deductions then credited to the Participant's Account which have not already been applied for the purchase of Shares hereunder shall be paid to the Participant, (ii) no further payroll deductions shall be made from the Participant's Compensation and no Options shall be granted to the Participant during any Offering Period commencing thereafter, unless the Participant elects again to participate in the Plan pursuant to Section
     3.3. and (iii) subject to the provisions of Section 4.2(C) of this Plan, unless otherwise designated in writing by the Participant, the Participants Account shall remain in existence and all Shares in such Account at the time of withdrawal shall remain in the Account. Partial withdrawals from participation shall not be permitted. After a withdrawal or deemed withdrawal from participation, a Participant, if eligible, shall only be permitted to re-enroll in the Plan effective as of the next succeeding Offering Commencement Date.

      B. Termination of Employment. If a Participant ceases to be an Associate for any reason on or before the last working day preceding the 15th day prior to any Purchase Date, the Participant shall be deemed to have filed a withdrawal form in accordance with Section 3.4(A) on the date such Participant ceases to be an Associate. If the Participant ceases to be an Associate after such last working day, the Participant shall be deemed to have (i) exercised any outstanding Options in accordance with Article IV, and (ii) immediately thereafter filed a withdrawal form in accordance with
     Section 3.4(A). The deemed filing of a withdrawal form pursuant tothis Section shall have the same consequences as would the actual filing of a withdrawal form pursuant to Section 3.4(A).

                                   ARTICLE IV

                        GRANTING AND EXERCISE OF OPTIONS

     4.1 Granting of Options

      A. Yearly Offerings. The Plan shall be implemented by Offerings to Participants of Options to purchase Shares. Offerings shall be made each Offering Period. Each Offering shall commence on the Offering Commencement Date and shall terminate on the day immediately prior to the next succeeding anniversary of the Effective Date. The first Offering Commencement Date shall be the Effective Date of the Plan as provided in
     Section 7.8. Offerings shall continue to be made under the Plan until the later of (i) the date the maximum number of Shares identified in Article V has been purchased pursuant to Options granted hereunder, or (ii) the Plan is terminated or suspended pursuant to Section 7.11. The Committee or the Board may from time to time change the duration and/or frequency of an Offering Period or the frequency with which Shares are purchased under the Plan by announcing such change to Participants at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

      B. Granting of Options. On the Offering Commencement Date for each Offering Period, a Participant automatically shall be granted a separate Option to purchase for the applicable Exercise Price (as defined in 4.1(C) below) a maximum number of full and fractional Shares equal to the accumulated payroll deductions credited to the Participant's Account as of each Purchase Date for such Period, divided by 85% of the lesser of (i) the Fair Market Value of the Shares on the Offering Commencement Date, or (ii) the Fair Market Value of the Shares on such Purchase Date.

      C. Exercise Price. The Exercise Price for Options granted hereunder shall be 85% of the lesser of (i) the Fair Market Value of the Shares on the Offering Commencement Date, or (ii) the Fair Market Value of the Shares on the Purchase Date.

     4.2 Exercise of Options

      A. Automatic Exercise. Except as otherwise provided in the Plan or determined by the Committee, an Option granted to a Participant hereunder shall be deemed to have been exercised automatically on the Purchase Date applicable to such Option. Such exercise shall be for the purchase, on or as soon as practicable after each Purchase Date, of the number of full and/or fractional Shares that the accumulated payroll deductions credited to the Participant's Account as of such Purchase Date will purchase at the applicable Exercise Price (but not in excess of the number of Shares for which an Option has been granted to the Participant pursuant to Section 4.1). The Participant's Account shall be charged for the amount of the purchase, and the Participant's ownership of the Shares purchased shall be appropriately evidenced on the books of the Company.

      B. Restrictions on Exercise of Options

            (i) Exercise of Options. Any Option granted hereunder shall in no event be exercisable after the expiration of the Offering Period applicable thereto.

            (ii) Exercise by the Participant Only. During the Participant's lifetime, any option granted to the Participant shall be exercisable only by such Participant.

            (iii) Other Restrictions. Under no circumstances shall any Option be exercised, nor shall any Shares be issued hereunder, until such time as the Company shall have complied with all applicable requirements of (a) the Act, (b) all applicable listing requirements of any securities exchange on which the Shares are listed, and (c) all other applicable requirements of law or regulation.

      C. Issuance of Certificates. Until a Participant has satisfied the Holding Period for any Shares held under the Plan, the Shares must (unless a disqualifying disposition is made) remain in a Participants Account. Therefore, a Participant may not request a certificate for his or her Shares until the Participant has satisfied the Holding Period with respect to such Shares. The Holding Period is further described under the heading "Federal Tax Treatment," Subject to the immediately preceding three (3) sentences of this Section 4.2(C), certificates with respect to Shares purchased hereunder shall be issued to the Participant upon request by the Participant to the party designated by the Plan Administrator. The party designated by the Plan Administrator shall cause the issuance and delivery of such certificates as soon as practicable after receipt of such a request. The Participant shall pay any fees charged by the Transfer Agent and/or the party designated by the Plan Administrator for its services. The Company shall not be required to issue any certificates for fractional shares. If a Participant requests certificates for Shares, the Company shall pay to the Participant cash in lieu of any fractional Shares, based on the Fair Market Value of such fractional shares as of the date of issuance of such certificate(s).

      D. Registration of Certificates. Certificates shall be registered only in the name of the Participant.

      E. Rights as a Shareholder. The Participant shall have no rights or privileges of a shareholder of the Company with respect to Options granted or Shares purchased hereunder, unless and until such Shares shall have been appropriately evidenced on the books of the Company.

      F. Dividends. If the Company pays a cash dividend on Shares and a Participant is entitled to receive such dividend on Shares that have been purchased under the Plan, such dividend may be paid in cash or in the form of additional Shares, upon such terms and conditions as the Committee shall determine.

                                    ARTICLE V

                                      STOCK

      5.1 Maximum Shares. The maximum aggregate number of Shares which may be purchased under the Plan shall be 1.6 million, subject to adjustment upon certain corporate changes as provided in Section 5.2. If the total number of Shares for which Options have been exercised on any Purchase Date exceeds such maximum number, the Committee shall make a pro rata allocation of the Shares available for purchase in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant shall, to the extent not applied for the purchase of Shares, be refunded to the Participant as soon as practicable thereafter.

      5.2 Adjustment Upon Corporate Changes. In the event of any stock dividend, stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders (other than ordinary cash dividends), exchange of Shares, or other similar corporate change with respect to the Company, the Committee (i) shall determine the kind of Shares that may be purchased under the Plan after such event, and (ii) may, in its discretion, adjust the aggregate number of Shares available for purchase under the Plan or subject to outstanding Options and the respective Exercise Prices applicable to outstanding Options. Any adjustment made by the Committee pursuant to the preceding sentence shall be conclusive and binding on the Company and all Associates. For purposes of this Section, any distribution of Shares to shareholders in an amount aggregating 20% or more of the outstanding Shares shall be deemed a stock split, and any distribution of Shares aggregating less than 20% of the outstanding Shares shall be deemed a stock dividend.

                                   ARTICLE VI

                                 ADMINISTRATION

      6.1 Appointment of Committee. Except as otherwise delegated by the Committee pursuant to this Article VI, (i) the Plan shall be administered by the Committee, (ii) the Committee shall have full authority to administer and interpret the Plan in any manner it deems appropriate in its sole discretion, and (iii) the determinations of the Committee shall be binding on and conclusive as to all parties.

      6.2 Delegation of Certain Authority to Plan Administrator. Except as otherwise provided in the Plan, required by applicable law, or determined by the Committee, (i) the Plan Administrator shall be responsible for the performance of such administrative duties under the Plan not otherwise reserved to the Committee, (ii) the Plan Administrator shall have full authority to administer and interpret the Plan in any manner it deems appropriate in its sole discretion, and (iii) the determinations of the Plan Administrator shall be binding on and conclusive as to all parties.

      6.3 Compliance with Applicable Law. The Plan shall not be interpreted or administered in any way that would cause the Plan to be in violation of

 Code Section 423 or other applicable law.

      6.4 Expenses. The Company shall pay all expenses related to the administration of the Plan except charges imposed by the Transfer Agent for issuing certificates for Shares, sales charges and commissions applicable to the sale of Shares by a Participant, charges for back records and research performed at the request of the Participant, and such other expenses as may be designated by the Committee. The Participant shall pay all expenses related to administration of the Plan that are not paid for by the Company.

                                   ARTICLE VII

                                  MISCELLANEOUS

      7.1 No Employment Rights. The Plan shall not, directly or indirectly, create in any Associate or class of Associates any right with respect to continuation of employment with the Company or any of its divisions, subsidiaries or affiliates. The Plan shall not interfere in any way with the Company's or any of its divisions, subsidiaries or affiliates right to terminate, or otherwise modify, an Associate's employment at any time.

      7.2 Rights Not Transferable. Any rights of the Participant under the Plan shall not be transferred other than (i) by will and (ii) by the laws of descent or distribution.

      7.3 Withholding. The Committee shall have the right to make such provisions as it deems appropriate to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan.

      7.4 Delivery of Shares to Estate Upon Death. In the event of the death of a Participant, any Shares purchased by the Participant hereunder, other than Shares as to which the Participant previously received certificates, shall be issued and delivered to the estate of the Participant as soon as practical thereafter.

      7.5 Effect of Plan. The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of each Participant, including without limitation the Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

      7.6 Use of Funds. All funds received or held by the Company pursuant to the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds from its general assets. Participants should be aware that the Plan is an unfunded plan and, therefore, with respect to such funds, Participants are unsecured creditors of the Company.

      7.7 Plan Share Purchases. Shares subject to purchase by Participants under the Plan shall, in the discretion of the Committee, be made available from treasury Shares, authorized but unissued Shares, re-acquired Shares, and/or Shares purchased on the open market.

      7.8 Effective Date. The Plan shall be effective on the first business day occurring on or after the later of (i) August 1, 1997, (ii) the effective date of the Form S-8 Registration Statement covering Shares authorized for purchase under the Plan, or (iii) such other date as may be designated by the Committee.

      7.9 Amendments to the Plan. The Committee may from time to time make amendments to the Plan that it deems advisable and consistent with the purposes of the Plan and applicable law. Notwithstanding the foregoing, no amendment that would (i) effect an increase in the number of Shares which may be purchased under the Plan, which increase is of a type that would require shareholder approval under Code Section 423, or (ii) effect a change in the designation of the corporations whose Associates may be offered Options under the Plan, which change is of a type that would require shareholder approval under Code Section 423, shall become effective unless the shareholder approval required by Code Section 423 is obtained.

      7.10 Subsidiary Plans Required to Satisfy Local Law. The Committee may approve or adopt discount Share purchase plans, or other similar or related plans consistent with the purposes of the Plan, for Associates of subsidiaries of the Company as required to meet the provisions of the tax or securities laws or other applicable laws, rules or regulations in the jurisdictions in which any subsidiary operates. Any Shares purchased under any such subsidiary plans shall be deemed to have been purchased under the Plan. The Committee, in its sole discretion and to the extent permitted by applicable law, may delegate its authority under this Section to (i) any other appropriate committee of the Company, or (ii) to the Chief Executive Officer of the Company or any other appropriate officer of the Company.

      7.11 Termination or Suspension of the Plan. The Committee shall have the power at any time to terminate or suspend the Plan and all rights of Associates under the Plan. Unless earlier terminated, the Plan will terminate by virtue of its terms on July 31, 2007.

      7.12 Governing Law. The laws of the State of Delaware shall govern all matters relating to the Plan, except to the extent such laws are superseded by the laws of the United States.

      7.13 Merger Clause. The terms of the Plan are wholly set forth in this document, including certain standards of certain other plans which are to be applied to an Associate for purposes of the Plan to the extent provided herein, regardless of whether such Associate is covered under such plans. This Section shall in no way limit the authority of the Committee and the Plan Administrator to administer the Plan as provided herein.

                              FEDERAL TAX TREATMENT

      Set forth below is a summary of the current federal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code") of the purchase of shares of Common Stock under the Plan. The following summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular associate. In addition, this summary does not apply to every specific transaction that may occur. Each associate participating in the Plan should consult his or her tax advisor for precise advice pertaining to his or her particular circumstances.

      Under present federal income tax law and regulations:

      1. The amounts deducted from an associate's paycheck will be subject to withholding and taxes as ordinary income.

      2. An associate will not be required to report any taxable income or pay any tax at the time an optionis exercised.

      3. Generally, if the associate holds any share purchased under the Plan for the later of (a) more than two years after the date of grant of the option and (b) for more than one year after the exercise date of the option (the "Holding Period"), then any gain realized upon the sale or other disposition of that share will be taxed as long-term capital gain, and any loss will be a long-term capital loss, except that an amount equal to the lesser of (a) the excess of the fair market value of the share at the time the option was granted over the price at which such option could have been exercised at that time if it had then been exercisable and (b) the amount, if any, by which the fair market value of the share at the time of such disposition exceeds the price actually paid for the share under the option, will be taxed as ordinary income in the taxable year in which such sale or other disposition occurs. If an associate disposes of the share, such amount of ordinary income realized upon the sale or other disposition of the share will increase the associate's tax basis in the share for determining gain or loss upon such sale or other disposition of the share. The Company (or the relevant Participating Corporation) will not be entitled to a deduction for federal income tax purposes in connection with such sale or other disposition.

      4. If an associate disposes of any share purchased under the Plan without satisfying the Holding Period, the associate should report as ordinary income for the taxable year in which the disposition occurs the amount by which the market value of such share on the date of the exercise of such option exceeded the amount the associate paid for such share. Any such ordinary income will increase the associate's tax basis for the purpose of determining gain or loss on the sale or other disposition of the share. The associate will be considered to have disposed of a share if such associate sells, exchanges, makes a gift or transfers (except by pledge, tax free reorganization or by transfer on death) legal title to the share. Any gain or loss on the sale or exchange of a share will generally be a short-term capital gain or loss if the share was held for one year or less and a long-term capital gain or loss if the share was held more than a year. The Company (or the relevant Participating Corporation) will be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the associate is considered to have realized ordinary income in connection with such a disposition.

      5. If an associate dies holding any share acquired by such associate under the Plan, an amount equal to the lesser of (a) the excess of the fair market value of the share at the time the option was granted over the price at which such option could have been exercised at that time if it had been exercisable and (b) the amount, if any, by which the fair market value of the share at the date of death exceeds the price actually paid for the share under the option will be included in the associate's gross income as ordinary income for the year of such associate's death. Under these circumstances, the Company (or the relevant Participating Corporation) is not allowed an income tax deduction in connection with an option.

      6. Dividends, if any, on Shares purchased pursuant to the Plan will be taxable as ordinary income in the year in which they are received.

      The foregoing summary is general, and is based on current law and regulations and, accordingly, is subject to change at any time. It does not apply to all specific transactions which may occur.

      Participating associates who are subject to taxation outside of the United States should obtain advice on the tax consequences of participation in the Plan to the extent they are eligible to participate in the plan.

                           ADMINISTRATION OF THE PLAN

      The Plan is not qualified under the Code as a qualified retirement plan, nor is the Plan qualified under Section 401(k) of the Code. Therefore, the Plan does not have the tax deferral benefits of a Section 401(k) plan nor is the Plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Compensation Committee of the Board of Directors (the "Committee"), and the Plan Administrator (as defined in the Plan) (to the extent the Committee delegates duties to the Plan Administrator), administer the Plan but do not act as trustees or in any other fiduciary capacity with respect thereto. A Participant's participation in the Plan does not affect such Participant's ability to participate in the Footstar 401(k) Profit Sharing Plan.

                               RESALE RESTRICTIONS

      Executive officers of the Company are subject to special rules regarding the sale of Shares, such as the requirements and limitations on the amount which can be sold under Rule 144 and the restrictions on short-swing trading under Section 16 of the Securities Exchange Act of 1934. Any executive officer must contact the Company's General Counsel before making any sale of Shares purchased under the Plan.

      In connection with any sale of Shares which are acquired under the Plan, each Associate should be aware of U.S. securities law restrictions. In particular, under U.S. securities laws an individual may not sell Shares at any time when such individual may be in possession of material nonpublic information which may affect the value of the Company's Shares. Should any question arise as to whether an Associate is in possession of such information, such Associate should consult the Company's General Counsel, the name and telephone number of whom will be provided to you by the Plan Administrator at your division or subsidiary.

                              AVAILABLE INFORMATION

      The Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, a copy of any of the following documents, all of which are incorporated by reference inthis
 Prospectus:

      (a) The Company's latest annual report filed pursuant to sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

      (b) All other reports filed by the Company pursuant to sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (a) above; and

      (c) The description of the Common Stock contained in a registration statement filed under the Exchange Act, and any amendment or report filed to update such description.

      In addition, the Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, the following documents:

      (a) When updating information is furnished, a copy of all documents previously delivered containing Plan information that then constitute part of this Prospectus; and

      (b) A copy of whichever of the following was previously distributed pursuant to Rule 428(b)(2) under the Securities Act of 1933, as amended (the "Securities Act"):

            (i) The Company's annual report to stockholders containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

            (ii) The Company's annual report on Form 10-K for its latest fiscal year; and

            (iii) The latest prospectus filed pursuant to Rule 424(b) under the Securities Act that contains audited financial statements for the Company's latest fiscal year.

      Any statement contained in a document incorporated or deemed to be incorporated by reference in this Prospectus shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained in this Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

      All requests for documents, as well as for other information concerning the Plan and its administrators, should be directed to Footstar, Inc., 933 MacArthur Boulevard, Mahwah, New Jersey 07430, Attention: General Counsel,(201) 934-2000 (telephone).

                                 FOOTSTAR, INC.

                                     PROXY

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, MAY 20, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J.M. ROBINSON and KENNETH S. OLSHAN and each of them, as Proxy, each with full power of substitution, to vote all of the stock of Footstar, Inc. ("Footstar" or the "Corporation") standing in the undersigned's name at the Annual Meeting of Stockholders of Footstar, to be held at the Corporation's headquarters, 933 MacArthur Boulevard, Mahwah, New Jersey on Tuesday, May 20, 1997 at 9:00 a.m., and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     This proxy will be voted as specified hereon. If no choice is specified, the proxy will be voted FOR the nominees for Director listed hereon, FOR approval of the Corporation's 1996 incentive Compensation Plan (the "1996 ICP"), FOR approval of the Corporation's Associate Stock Purchase Plan (the "ASPP") and FOR ratification of the appointment of KPMG Peat Marwick LLP as the Corporation's auditors (the "Ratification"), all as described in the accompanying Proxy Statement

                          (continued on reverse side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the nominees for Director listed below, FOR approval of the 1996 ICP, FOR approval of the ASPP and FOR the Ratification.

                                                        Please mark
                                                        your votes as  [X]
                                                        indicated in
                                                        this example

1. ELECTION OF DIRECTORS FOR A TERM TO EXPIRE IN THE YEAR 2000
  FOR the nominees           WITHHOLD                        J.M. ROBINSON, STANLEY P. GOLDSTEIN
listed to the right          AUTHORITY            (INSTRUCTION: To withhold authority to vote for any individual
 (except as marked    to vote for all nominees    nominee, write that nominee's name in the space provided below.)
  to the contrary)      listed to the right

       [ ]                     [ ]                _______________________________________________________________
2. APPROVAL OF THE CORPORATION'S 1996 INCENTIVE
   COMPENSATION PLAN, AS DESCRIBED IN THE
   PROXY STATEMENT

       FOR      AGAINST      ABSTAIN
       [ ]        [ ]          [ ]


3. APPROVAL OF THE ASSOCIATE STOCK PURCHASE PLAN,      4. RATIFICATION OF APPOINTMENT OF KPMG
   AS DESCRIBED IN THE PROXY STATEMENT                    PEAT MARWICK LLP, AS DESCRIBED IN THE
                                                          PROXY STATEMENT

       FOR      AGAINST      ABSTAIN                         FOR      AGAINST       ABSTAIN
       [ ]        [ ]          [ ]                           [ ]        [ ]           [ ]

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5. In their discretion, upon other matters, as may properly come before the meeting.


           Dated:________________________________, 1997

           ____________________________________________
                           Signature
           ____________________________________________
                           Signature

           (Please sign exactly as your name appears. When signing as executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his or her name and print his or her name and title below the signature. If the shares are held in joint named, all joint owners should sign.)

PLEASE COMPLETE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

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